Exhibit 4.1

                    [FIRST IPSWICH BANCORP STOCK CERTIFICATE]

  NUMBER                                                                SHARES

   904

==========                                                            ==========


                              FIRST IPSWICH BANCORP
                             IPSWICH, MASSACHUSETTS
                     (INCORPORATED UNDER MASSACHUSETTS LAW)

                                                               CUSIP 320637 10 1
                         The First National Bank of Ipswich
                                    CANCELLED
                        53-471                        53-471
                        ------                        ------
                         113                            113
THIS CERTIFIES that ____________________________________________________________

is owner of ____________________________________________________________________

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $1.00 PAR VALUE OF FIRST IPSWICH BANCORP transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and held subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By-Laws of the Corporation, and amendments thereto, copies of which are on file with the Clerk of the Corporation.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers, and its seal to be hereunto affixed.

Dated _____________________________

___________________________________     ______________________________________
                          President                                  Treasurer

                              FIRST IPSWICH BANCORP

                                     Notice

      The Corporation's Articles of Organization authorize the Corporation to issue both Common Stock and Preferred Stock. The Articles of Organization also authorize the Corporation's Board of Directors to issue shares of the Preferred Stock in one or more series, and to establish the number of shares to be included in each such series and fix and determine, to the fullest extent permitted under the Business Corporation Law of Massachusetts or successor statutes, the designation, voting powers, preferences, and special and relative rights and any qualifications, limitations, and restrictions of the shares of each such series.

      The Corporation shall furnish, without charge, to each stockholder who so requests, copies of the Articles of Organization and of all certificates, if any, filed with the Massachusetts Secretary of State upon the establishment and designation of one or more such series of Preferred Stock setting forth the relative rights, powers, qualifications, and preferences of such series. Such requests must be in writing, addressed to the Clerk of the Corporation.

      For value received, _______________________________ hereby sell, assign, and transfer unto

________________________________________________________________________________

_______________________________________________________________________________,

_________________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________, attorney, to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ____________________________________


                                  _______________________________________ (L.S.)

In the presence of


____________________________________    ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.